UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Hawaiian Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hawaiian Holdings, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 31, 2011 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ha Dear Hawaiian Holdings, Inc. Stockholder: The Annual Meeting of Stockholders of Hawaiian Holdings, Inc. will be held at the Hilton Hawaiian Village Resort and Spa at 2005 Kalia Road, Honolulu, Hawaii, on Tuesday, May 31, 2011, at 10:00 a.m., Hawaii time, to: (1) To elect seven directors from among the nominees described in the Proxy Statement; (2) To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) To approve the material terms of the Company’s 2006 Management Incentive Plan for purposes of qualifying under Internal Revenue Code Section 162(m); (4) To hold a non-binding vote on executive compensation; and (5) To hold a non-binding vote on the frequency of executive compensation votes. Transact such other business as may properly come before the Annual Meeting, or any and all adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” Items 1, 2, 3, and 4 and for a vote of “1YEAR” on Item 5. The Board of Directors has set the close of business on April 4, 2011 as the record date for the meeting. Owners of Hawaiian Holdings, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. HAWAIIAN HOLDINGS, INC. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 20, 2011 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/ha CONTROL NUMBER 94223 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. You may call our offices at (808) 835-3700 to obtain directions to attend the Annual Meeting where you may vote in person. Meeting Location: Hilton Hawaiian Village Resort and Spa 2005 Kalia Road Honolulu, Hawaii 96815 The following materials are available for you to review online: • the Company’s 2011 Proxy Statement (including all attachments thereto); • the Company’s Annual Report to Shareholders and the Annual Report on Form 10-K for the year ended December 31, 2010; and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/ha 94223 The Proxy Materials for Hawaiian Holdings, Inc. are available to review at: http://www.proxyvoting.com/ha Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. OWNERSHIP QUESTIONNAIRE In order to vote your shares in Hawaiian Holdings, Inc., you must certify your citizenship. The Federal Transportation Act requires that U.S. air carriers like Hawaiian Airlines, the wholly owned subsidiary of Hawaiian Holdings, Inc., be owned and controlled by U.S. citizens. 49 U.S.C. ss.ss. 40102(a)(15), 41102. To assure that Hawaiian Airlines complies with this requirement, you must complete the following certification regarding the citizenship of the owner of the shares in Hawaiian Holdings, Inc. The owner of the shares is a “citizen of the United States” as defined by the Transportation Act if the owner is any ONE of the following: • an individual who is a citizen of the United States; • a partnership each of whose partners is an individual who is a citizen of the United States; • a corporation or association organized under the laws of the United States or of any State of the United States, the District of Columbia, or a territory or possession of the United States, of which the president and at least two—thirds of the board of directors and other managing officers are citizens of the United States, which is under the actual control of citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.